BUSINESS COMBINATIONS	9 Months Ended
Sep. 30, 2025
Business Combination [Abstract]
BUSINESS COMBINATIONS	BUSINESS COMBINATIONS
Dorman Trading Acquisition
On October 19, 2022, the Company acquired 100% of the equity interests of Dorman Trading, a full service FCM registered with the Commodity Futures Trading Commission ("CFTC"). The acquisition of Dorman Trading will enable the Company to offer additional products and services in futures trade execution, listing and clearing.
The Company paid $36.0 million as consideration, comprised of $25.7 million in cash and 403,846 shares of the Company’s common stock valued at $7.7 million paid at closing based on the fair value of the common stock on the acquisition date. The fair value of the common stock, which was paid at closing, was determined based upon a variety of factors including two weighted scenarios. The first scenario utilized an initial public offering (“IPO”) exit through a probability-weighted expected return method, while the second scenario utilized a non-IPO exit through the use of discounted cash flow and guideline public company methodologies. An additional 134,616 shares of the Company’s common stock were issuable on the one year anniversary of the closing upon achievement of net revenue targets or the failure by the Company to make post-closing capital contributions of $25.0 million. On October 19, 2023, the 134,616 shares were issued as the required conditions were met.
The estimated fair value of the contingent consideration was determined to be approximately $2.6 million which reflects the fair value at the acquisition date. The estimated fair value of the contingent consideration was determined using the Monte Carlo simulation method, which requires the use of assumptions, such as projected future net sales, discount rates, and volatility rates. The acquisition was accounted for as a business combination. Assets acquired totaled approximately $162.6 million, including $9.9 million of goodwill and $12.3 million of intangible assets. The goodwill generated in acquisition is not tax deductible. Total liabilities assumed amounted to approximately $126.6 million. The assets acquired, liabilities assumed and consideration exchanged were recorded at their estimated fair value on the acquisition date.
LedgerX LLC Acquisition
On May 19, 2023, the Company acquired 100% of the membership interests of LedgerX, a DCO, DCM, and SEF registered with the Commodity Futures Trading Commission ("CFTC"). The acquisition of LedgerX provides the Company with a second venue in the U.S. futures market, positioning the Company as a multi-asset exchange operator across multiple venues not only in options but in futures as well. The Company paid cash consideration of $35.1 million.
The acquisition was accounted for as a business combination. Assets acquired totaled approximately $113.9 million, including $2.5 million of goodwill and $18.0 million of intangible assets. The goodwill generated as part of the acquisition is not tax deductible. Total liabilities assumed amounted to approximately $78.8 million. The assets acquired, liabilities assumed, and consideration exchanged were recorded at their estimated fair value on the acquisition date.
Unaudited Pro Forma Financial Information
The unaudited pro forma revenue and net loss for the following period presented give effect to the result of the acquisition of LedgerX as though the acquisition date was as of January 1, 2022, the beginning of the year preceding the acquisition. The supplemental pro forma financial information presented below is for illustrative purposes only, is not necessarily indicative of the financial position or results of operations that would have been realized if the LedgerX acquisition had been completed on January 1, 2022 and does not reflect synergies that might have been achieved, nor is it indicative of future operating results or financial position. The pro forma adjustments are based upon currently available information and certain assumptions that the Company believes are reasonable under the circumstances.
The supplemental pro forma information is as follows (in thousands):

	For the year ended December 31,
	2023	2022
Revenue	$1,041,644	$862,412
Net income (loss)	$(23,550)	$28,003
BUSINESS COMBINATIONS
On June 5, 2025, the Company, via MIH East completed the TISE Acquisition. TISEG, through its subsidiary, TISEA, provides financial markets and securities services to public and private companies. TISEA operates an investment exchange known as TISE and is regulated by the GFSC. TISE is headquartered in Guernsey. The TISE Acquisition provides the Company access to the European and UK markets, as well as access to another vertically integrated market ecosystem.
Prior to the TISE Acquisition, MIH East owned 29.46% of the issued ordinary share capital in TISE. The Company remeasured such pre-existing equity interest at fair value for $25.5 million based on the purchase price. The remeasurement resulted in the recognition of a pre-tax gain of $8.6 million, which was reflected within other, net in non-operating (expense) income on the condensed consolidated statement of operations. The total cash consideration paid for the remaining issued and to be issued ordinary share capital of TISE was approximately £51.5 million ($69.7 million).
The acquisition was accounted for as a business combination. Assets acquired totaled approximately $116.1 million, including $18.0 million of goodwill and $76.0 million of intangible assets. The goodwill generated in the acquisition is not tax deductible. Total liabilities assumed amounted to approximately $20.9 million. The Company has completed the purchase price allocation and assessment of the fair value of assets acquired and liabilities assumed. The allocation of the purchase price was as follows (in thousands):

Cash and cash equivalents	$12,423
Accounts receivable	1,967
Other current assets	5,872
Fixed assets	109
Internally developed software	1,200
Other assets	528
Other intangible assets	76,000
Goodwill	18,042
Total assets acquired	116,141
Accounts payable and other liabilities	1,333
Other current liabilities	1,532
Deferred transaction revenues	5,689
Non-current liabilities	1,127
Deferred tax liability	11,227
Total liabilities assumed	20,908
Total purchase consideration	$95,233
The estimated useful lives of intangible assets, primarily based on the expected period of benefit to the Company, and fair values of the identifiable intangible assets at acquisition date were as follows (in thousands):

	Fair Value	Estimated Useful Life
Exchange license	$63,000	Indefinite
Customer relationships	$13,000	15 years
For the nine months ended September 30, 2025, the Company incurred acquisition costs of $2.9 million. These costs included legal and other professional services directly related to the acquisition of TISE and were recognized in acquisition-related costs in the Company's condensed consolidated statement of operations.
Since the acquisition of TISE on June 5, 2025, the Company has included revenue of $4.7 million and $6.1 million, and net income of $2.3 million and $2.7 million, in the condensed consolidated statement of operations for the three and nine months ended September 30, 2025, respectively.